INCOME TAXES	12 Months Ended
Dec. 31, 2021
Varian Biopharmaceuticals [Member]
INCOME TAXES

NOTE 9 – INCOME TAXES

A reconciliation of the effect of applying the federal statutory rate to the net loss and the effective income tax rate for the years ended December 31, 2021 and 2020 is as follows:

	2021	2020
Statutory federal income tax rate	21.0%	21.0%
State and city tax, net of federal benefit	-5.9%	-5.9%
Change in valuation allowance	-15.1%	-15.1%
Effective income tax rate	0.0%	0.0%

The principal components of the Company’s net deferred tax asset consisted of the following at December 31, 2021 and December 31, 2020:

	2021	2020
Deferred tax assets:
Federal, state and city net operating loss carryforwards	$392,824	$112,064
Other temporary differences	164,712	47,792
Total deferred income tax assets	557,536	159,856
Valuation allowance	(557,536)	(159,856)
Total deferred income tax assets, net of valuation allowance	$—	$—
Deferred tax liabilities	—	—
Net deferred income tax assets	$—	$—

Net operating losses (“NOL”) generated in tax years ended after December 31, 2017 are limited to 80% of taxable income, only carried forward and carried forward indefinitely. The Company has no income tax expense due to operating losses incurred for the years ended December 31, 2021 and 2020. The Company has provided a valuation allowance for the full amount of the net deferred tax assets as, based on all available evidence, it is considered more likely than not that all the recorded deferred tax assets will not be realized in a future period. At December 31, 2021, the Company has federal NOLs of $1,458,956. As the Company has not yet achieved profitable operations, management believes the tax benefits as of December 31, 2021 did not satisfy the realization criteria set forth in ASC Topic 740, Income Taxes and, therefore, has recorded a full valuation allowance for the entire deferred tax asset. The valuation allowance increased for the year ended December 31, 2021 by $397,680 due to the increase in the deferred tax assets by the same amount. The Company’s effective income tax rate differed from the federal statutory rate due to the Company’s full valuation allowance, the latter of which reduced the Company’s effective federal income tax rate to zero.

Ownership changes, as defined in the IRC, may limit the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income pursuant to IRC Section 382 or similar provisions. Subsequent ownership changes could further affect the limitation in future years. The Company has not completed a study to assess whether a change of control has occurred or whether there have been multiple changes of control since the Company’s formation due to the significant complexity and cost associated with such study and because there could be additional changes in control in the future. As a result, the Company is not able to estimate the effect of the change in control, if any, on the Company’s ability to utilize net operating losses in the future. The Company will file income tax returns in the United States federal jurisdiction. No tax returns are currently under examination by any tax authorities.